                                                                  EXHIBIT 10.(d)


                                 OEM AGREEMENT



     THIS AGREEMENT is entered into this 30th day of June, 1999, by and between Pall Filtron, Inc., a New York corporation, with offices at Northborough, MA, USA (hereinafter "Pall"), and Brody Special Projects Company, a Utah corporation with offices at 4825 South 6200 West, West Valley, Utah 84118 (hereinafter "Original Equipment Manufacturer or OEM").

     WHEREAS, Pall has conceived, developed and owns or has obtained rights to certain proprietary filtration products more particularly described in Exhibit A, attached hereto (the "Products"); and,

     WHEREAS, Pall has the authority to grant rights and enter into other contractual arrangements relative to the Products; and,

     WHEREAS, Pall is desirous of granting rights to OEM for marketing and servicing the Products as an integrated system including at a minimum feed pump piping and valves and an integrated control system designed and integrated by the OEM within the market areas herein specified, see Exhibit B attached hereto and the territory identified in Exhibit C attached hereto, and OEM is desirous of undertaking responsibility for designing the integrated system, marketing and servicing of the Products as an integrated system in such market areas and territory; and,

     WHEREAS, OEM certifies that it has sufficient facilities, resources and personnel to adequately design, build, market and service the Products within such market areas and territory and perform its duties under this Agreement and is not precluded by any existing arrangements, contractual or otherwise, from entering into this Agreement;

     NOW THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants hereinafter set forth, it is agreed by and between the parties hereto as follows:

1.   Appointment of OEM; Market Area; Territory

Pall hereby grants OEM the personal, non-transferable license to integrate, market, use, sell, install and support the Products as an integrated system only the extent of which may be amended from time to time at the sole discretion of Pall to include new components, for Market Areas as hereinafter defined in Exhibit B ("the Market Area") and in the Territory as hereinafter defined in Exhibit C ("the Territory"). OEM's rights in the Market Area and Territory shall be non-exclusive.

OEM must design and sell the Products as an integrated system that includes as a minimum a feed pump, piping and valves and an integrated control system. OEM does not have the right to buy and resell the Products without integration into a system.

OEMs are specifically chosen due to their expertise in the Market Area. Therefore, the OEM has the rights to market into that Market Area only. Exceptions to this can be made by Pall only if requested by the OEM in writing. Market Areas specifically included are: Filtration of fluid streams during the production or processing of pharmaceutical, bio-pharmaceutical, cosmetics, food, dairy or beverage products, additives or intermediates for human or animal consumption and or the waste streams resulting from such production or processing and the products themselves. (Drinking water not included.) All applications not specifically mentioned above or described in Exhibit B are excluded.

The rights granted hereto are restricted to activities relating to the Products in the Market Area. For the avoidance of doubt, Pall is not prohibited from marketing any service or product in the Market Area.

2.   Responsibilities of OEM

The OEM is responsible for the following:

- Run samples at their facility and run PS10 and PS400 field trials per the recommendations of Pall.

-    Provide Pall with test data to confirm performance expectation.

- Purchase membranes for trial programs at special demo price of 75% of list for PS10 Systems only.

-    Design, specify and quote integrated system design.

- Actively market and sell the Products in the Market Area and Territory with the goal to generate $5 Million worth of sales within the period of this contract.

The OEM can, if desired, identify accounts for which they want "protection". For the purposes of this agreement, "protection" will be defined as follows:
Pall will register the account in its database with a source code from the OEM. The "protected" account must be an end user and must include the name, address and specific application for the project. Once the "protected" account is registered in the database, via receipt by Pall or OEM's customer protection form, Exhibit E attached hereto, said account is a "protected account" for the time periods set forth therein. Pall will make its best effort to turn over all direct inquiries from the account back to the OEM. Pall cannot, however, prevent other OEM's or distributors from approaching the account; Also, protection may not be granted if other Pall distributors already have a relationship with that account.

3.   Ordering Procedures

OEM shall use all reasonable endeavors to promote and solicit orders for the use of the Products within the Territories. OEM shall prepare and forward to Pall all reports, material and information reasonably requested by Pall including but not limited to customer prospect lists and sales status. In conjunction with OEM, Pall shall directly participate with OEM's prospects and customers to such extent as Pall reasonably determines. In addition, OEM will provide Pall access to all documents and correspondence between OEM and prospects and customers in connection with the Products. OEM shall, to the greatest extent possible, provide, upon request by Pall in Pall's name, copyright and/or trademark protection for the Products, within the Territory and any expenses associated with this request shall be borne by Pall.

OEM shall, from time to time, prepare and submit to Pall purchase orders stating the number and category of Products that OEM desires to receive and proposed delivery dates. OEM's purchase orders shall be in writing and shall constitute binding commitments to accept the number and category of Products stated therein, in accordance with the terms and conditions of this Agreement. OEM may cancel a purchase order only with the prior written approval of an authorized representative of Pall. No additional terms stated in OEM's form of purchase order shall be accorded any legal effect.

4.   Technical Information and Marketing Materials

Pall shall make available to OEM as promptly as possible following the signing of this Agreement, one (1) copy of available technical information and marketing materials possessed by Pall with respect to the Products which may be necessary to enable OEM to effectively market, install and service the Products. Such documentation will be delivered in the form and condition available. All such materials shall be in English and OEM shall be responsible for translation and the organization of such materials for use within the Territory. All such translations shall acknowledge copyright ownership by Pall. If OEM elects to use Pall's technical and marketing materials without translation or modification, Pall shall furnish a reasonable supply of materials to OEM.

5.   Installation of Products

OEM shall be responsible for installing the Products at each customer's site.

6.   Fee Remittances, Prices, Taxes and Costs

6.1  Prices

Except as otherwise provided in this Clause 6, the prices payable by OEM for each Product shall be stated in U.S. Dollars and shall be the OEM price for the Product set forth in the Pall's OEM/Distributor Price List (the "Price List") which is in effect on the date Pall receives OEM's order. The current Price List is attached as Exhibit D and OEM's cost is 85% of Pall's list price. Pall may change the Price List at any time. If OEM quotes a firm price to an end-user based upon the Price List in effect at that time and if the quote results in the execution of an order by OEM's customer within 60 days of the quote, then the Price List in effect on the date of the quote will apply if, but only if, Pall receives evidence of the quote at the time the order is placed.

6.2  Taxes, Duties

List prices do not include any taxes, duties, levies, deductions or similar governmental charges, however designated, which may be imposed by any jurisdiction, including, without limitation, withholding, customs, privilege, excise, sales, use, value-added and property taxes levied or based on gross revenues, the Products, their sale, possession or operation, or this Agreement ("Taxes"). OEM shall pay all Taxes without obligation to Pall (excluding taxes solely based on the income of Pall).

6.3  Costs, shipment F.O.B.

All prices are F.O.B. Northborough, MA or Cortland, NY. All insurance, freight and other transportation costs shall be paid by OEM.

6.4  OEM's prices

Nothing in the Agreement shall restrict or in any way establish the prices at which OEM re-sells the Products, or at which OEM offers service and support to its customers. OEM shall give Pall notice of its proposed prices if requested.

Time-and-material work, as mutually agreed, will be provided to OEM by Pall at Pall's billing rates plus expenses.

Title-and-material work, as mutually agreed, will be provided to OEM by Pall at Pall's billing rates, plus expenses.

Title of individual Products covered by this Agreement shall pass to OEM upon full payment of the Agreement price regardless of when or where OEM takes physical possession. Until paid in full by OEM, Pall shall retain a security interest in such Products. OEM agrees to provide any security instruments Pall may reasonably require in conformance with the UCC in order to secure its interest in such equipment items.

Risk of loss or damage to Products shall remain with Pall until and shall pass to OEM upon delivery to a common carrier for shipment to OEM. OEM shall be responsible for costs of insurance for delivery and delivery costs.

7.   Sale of Permeate

In the event that OEM sells permeate to a customer rather than the Products, Pall will supply the products at its cost and receive a mutually agreed percent of the monthly stipend paid by the customer and that OEM and Pall mutually agree on the following:

     The per gallon price to be paid by the customer.

     The monthly minimum to be paid by the customer.

     The length of the customers permeate agreement.

8.   Payment

8.1  Payment terms

Payment for equipment orders may be made in either of 2 ways, as follows: a) 10% of purchase price due on order, 40% of purchase price due 30 days prior to shipment, 40% of purchase price due upon shipment and 10% of the purchase price due 30 days after shipment. b) X% down with remainder financed at 8% interest over 18 months where X equals

     50% of total purchase price if total price is less than $100,000; 35% of total purchase price if total price is between $100,000 and $200,000;
     20% of the total purchase price if total price is above $200,000.

Exceptions to payment terms outlined above will be made on a case by case basis.

8.2  Late Payment

Late Payments hereunder are subject to a delinquency charge of one and one-half percent (1-1/2%), or such lesser rate as may be allowed by applicable law, for each month or portion thereof commencing with the payment date.

Pall reserves the right to terminate this Agreement by written notice in the event that payments due to Pall hereunder are not made promptly and Pall has provided OEM written notice to this effect. Such termination shall not relieve the parties from their prior and continuing obligations under this Agreement.

9.   Modifications, Enhancements, Specific Changes and New Products

Pall shall promptly notify OEM of all updates and improvements pertaining to the Products and shall make such updates and improvements and the documentation pertaining thereto available to OEM for the benefit of OEM and its customers on the same terms and conditions upon which such updates and improvements are made available to Pall's distributors or other customers. Pall has the right to discontinue any Product and Pall's support thereof.

Where OEM or any of its customers makes a modification, enhancement or change to the Products, then such modifications, enhancements or changes shall become the property of Pall and shall be promptly reported to Pall. The OEM and its customers shall provide all support necessary for Pall to perfect title to any such modifications at Pall's expense and shall execute any documents required to effect vesting of title in Pall.

10.  Support Training

OEM will provide the primary support and maintenance services for the Products licensed to its customers. OEM shall define the terms and conditions for support and maintenance granted to customers.

Upon execution of this agreement, OEM will schedule at a minimum one person from their organization to visit Pall for a minimum of 1 week of training. This person will become the product specialist for the OEM. If at any time this person leaves the OEM or is given other responsibilities, the OEM will assign another person to become the product specialist and the new person must visit Pall for the 1 week of training.

Pall may provide a second level of support and maintenance to the extent this is mutually established.

Pall may support OEM's marketing activities on terms to be mutually established.

11.  Use of Trade Names, Advertising

OEM and/or Pall may issue or release articles, advertisements or publicity relating to this Agreement, may mention or use the Pall name or logo, may utilize the Pall name or logo in conjunction with OEM's name provided such release does not include any confidential or proprietary information. OEM may indicate on its stationary, calling cards and other printed material that it is an authorized

OEM for the Products within the Territory. Pall's proprietary words or symbols may be used only (i) in conjunction with the Products and (ii) in accordance with Pall's trademark usage rules and (iii) only with Pall's prior approval.

Nothing contained in the Agreement shall be deemed to grant OEM any right, interest in goodwill, title or interest in the Trademarks. OEM shall not register the Trademarks or any confusingly similar trademarks and shall not challenge directly or indirectly the Trademarks, OEM shall not use or otherwise conduct business with the word "Pall" in its name and shall inform its customers concerning the source of all products supplied in conjunction with the Products that are not purchased or licensed from Pall.

12. Warranty

Pall represents and warrants that:

a)  It has full power, right and authority to enter into this Agreement.

b) It owns legally and beneficially or has the right to grant the rights continued herein pertaining to the copyright and all other intellectual property rights in the Products.

c) Equipment furnished will be free from defects in material or workmanship and substantially conform to the specifications and/or user documentation provided to OEM by Pall for a period of 360 days.

d) OEM shall give prompt written notice to Pall of any breach of warranties within ten (10) days after discovery of such defect.

e) Any equipment corrected or furnished in a replacement pursuant to this article shall also be subject to all the provisions of this article to the same extent as equipment initially delivered. The warranty with respect to such equipment or parts thereof shall be equal in duration to that set forth in paragraph c above and shall run from the date of the installation of the original equipment.

f) The above warranty specifically excludes pumps, if a pump is provided Pall will pass through the manufacturer's warranty as its sole obligation hereunder.

g) The above warranty includes the filter pack for mechanical integrity only. It specifically excludes the filter pack's performance as it relates to process material throughput or quality. Filter pack performance warranty will be addressed on a case by case basis with OEM being responsible for developing data required by Pall to provide filter pack warranty.

h) This Warranty is immediately null and void should the Buyer make any alterations or changes to the equipment and/or material without the prior written approval of Seller or if Buyer fails to comply with the operations and maintenance instructions as indicated in Seller's applicable equipment operations manual.

13.  Limitation of Liability and Infringements

13.1 THE WARRANTIES, LIABILITIES, OBLIGATIONS OF SUPPORT AND INDEMNITIES HEREIN CONTAINED ARE EXPRESSLY IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES AND CONDITIONS IN RESPECT OF THE PRODUCTS (STATUTORY, EXPRESS OR IMPLIED) AND ALL SUCH (EXCEPT ANY WHICH MAY NOT BE LAWFULLY EXCLUDED) ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING WITHOUT PREJUDICE TO THE GENERALITY OF THE FOREGOING THE IMPLIED CONDITIONS OR WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

OEM ACKNOWLEDGES AND AGREES THAT THE PURCHASE PRICES CHARGED HEREUNDER DO NOT INCLUDE ANY CONSIDERATION FOR ASSUMPTION BY Pall OF THE RISK OF OEM'S CONSEQUENTIAL OR INCIDENTAL DAMAGES WHICH MAY ARISE IN CONNECTION WITH THE USE OF THE EQUIPMENT. ACCORDINGLY, OEM AGREES THAT Pall SHALL NOT BE RESPONSIBLE TO OEM OR OEM'S CUSTOMERS FOR ANY LOSS-OF-PROFIT, DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF THE EQUIPMENT EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. FURTHER THERE WILL BE NO LIABILITY TO Pall FOR ANY DETRIMENTAL RELIANCE.

Pall shall have no liability to OEM under this Clause with respect to any claim of infringement which is based upon (i) the combination of any Product with any machine, or devise, not furnished or prescribed by Pall, or (ii) any modification of any Product by a party other than Pall, or (iii) OEM's failure to install changes as instructed by Pall.

OEM shall defend, and indemnify, at its expense, any action brought against Pall by OEM's customers or other persons relating in any way to the Products or OEM's activity and shall pay any costs and damages finally awarded against Pall in any such action except to the extent that it is based on a claim that any Product infringes a patent or copyright or that the Products fail to perform in the manner described in the then current Pall technical documentation. OEM's obligation under the preceding sentence is subject to the conditions that (i) Pall promptly notifies OEM in writing of such claim and (ii) OEM shall have sole control of such defense and all negotiations for any settlement or compromise, although Pall may participate in the same at OEM's request.

Except for liability for patent infringement, as set forth herein, Pall shall not be liable to Buyer for cumulative damages greater that the total amount paid by Buyer to Seller under this Agreement.

13.2  Possible infringement; Defense of Suit

a) Pall shall defend any suit, matter, claim, allegation or proceeding brought against OEM insofar as the same is based upon a claim that the Products, or any portion thereof supplied by Pall hereunder ("Infringing Product") constitute an infringement of any United States patent or copyright.

b) OEM acknowledges that Pall will be notified promptly in writing of such claims and will be given full control, authority, information and assistance for the defense of same and all negotiations for any settlement or compromise; and Pall will pay all damages and costs finally awarded therein against OEM, except to the extent that such damages or costs arose because of negligence or misconduct of OEM.

c) Pall will, within ten (10) days of becoming aware of such claim, notify OEM in writing of any pending patent or copyright dispute. If such claims have occurred, or in Pall's opinion is likely to occur, OEM agrees to permit Pall, at Pall's option and expense, either to procure for OEM and its customers the right to continue using the Infringing Product in question or to replace or modify such Infringing Product to cure such potential infringement or to remove the Infringing Product and to refund to OEM all charges paid by OEM to Pall in connection with such Infringing Product. Upon such refund, Pall shall be discharged of all further liability hereunder. OEM shall indemnify and protect Pall in the same terms with respect to all Products, which have been altered, modified or otherwise changed by OEM.

IN NO EVENT SHALL Pall's LIABILITY TO OEM HOWSOEVER ARISING WHETHER IN CONTRACT, TORT OR OTHERWISE FOR ANY CAUSE WHATSOEVER PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID TO Pall HEREUNDER FOR THE TWELVE MONTH PERIOD PRECEDING INCURRENCE OF THE LIABILITY OR CLAIM.

IN NO EVENT SHALL Pall BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR ANY DAMAGES RESULTING FROM LOSS OF USE, DATA OR PROFITS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OF PERFORMANCE OF THE PRODUCTS. THIS EXCLUSION WILL APPLY REGARDLESS OF THE FORM OF ACTION BROUGHT SEEKING SUCH COSTS OR DAMAGES.

14.   Term of Agreement

The term of this Agreement shall commence upon execution by both OEM and Pall and shall continue for three years from the date of this Agreement. The Agreement will be automatically renewed for one-year periods at the end of each term unless specifically terminated in writing by either party. This Agreement may be terminated by either party by written notice in the event that the other party commits a material breach thereof and fails to cure such breach within thirty days from receipt of such notice. Such notice shall specify with particularity the details of such breach. The Agreement may be terminated by a party in the event of the bankruptcy, voluntary or involuntary, insolvency or appointment of a receiver for any of the properties or assets of the other party upon written notice without the necessity of a cure period. This Agreement may also be terminated by mutual consent, evidenced in writing.

15.  Miscellaneous

OEM shall have no authority, expressed or implied, to assume or create any obligation on behalf of Pall and shall have no authority to represent Pall in any other capacity than as expressly herein provided. This Agreement shall not be interpreted to create an agency or consignment relationship. This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors to its business. OEM shall not assign or part with this Agreement or any of its rights or obligations hereunder without the prior written consent of Pall. In the event that any provision of the Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, the remaining provisions of the Agreement shall continue to be enforceable in accordance with their terms.

The rights and obligations of OEM under this Agreement are personal to OEM.

16.  Notices

All notices given under this agreement must be in writing and will be effective if delivered by hand, dispatched by telex or facsimile, or sent by airmail, postage prepaid, or by courier service, addressed as follows:

If to Pall:

Pall Filtron, Inc.
50 Bearfoot Road
Northborough, MA  01532
Attn: Jamie P. Monat

If to OEM:

Brody Special Projects Company
4825 South 6200 West
West Valley, Utah 84118

or to such other address as either party may substitute by prior notice. Notices dispatched by telex or facsimile shall be deemed to have been received on the date of dispatch; notices sent by courier shall be deemed to have been received within three days from the date sent; and notices sent by registered airmail shall be deemed to have been received ten business days from the date sent.

17.  U.S. Export Control Liability

This Agreement is made subject to any laws, regulation, orders or other restrictions on the export of the Products, or information about the Products, which may be imposed at any time or from time to time by the U.S. Government. OEM (i) shall comply with all such laws, regulations, permits, orders and other restrictions to the extent that they are applicable to OEM and (ii) shall not, directly or indirectly, export the Products or any information about the Products to any country for which the U.S. Government, or any agency thereof, requires and export license or other governmental approval without first obtaining the same.

18.  Applicable Law

The law of the state of New York shall apply exclusively to this Agreement. Any and all disputes arising hereunder shall be exclusively litigated in the state or federal courts in Nassau county, New York and each party hereto consents to the personal jurisdiction of such courts for such purpose, subject to effective service of process.

19.  Entire Agreement

THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF, SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE AMENDED, MODIFIED OR SUPPLEMENTED, EXCEPT BY A WRITTEN AGREEMENT EXECUTED BY THE PARTIES HERETO. This Agreement does not limit or restrain the right of Pall to lease, license or sell or otherwise dispose of counterparts of the Products or part thereof to any other persons or firms, or to execute agreements providing for such transfer of right except where prohibited for under this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as set forth below.

                          ORIGINAL EQUIPMENT MANUFACTURER (OEM)

                                        Brody Special Projects Company


                          Accepted by:  /s/ JON LIDDIARD
                                        ----------------------------------------
                                        Jon Liddiard, President


                                Date:   6-23-99
                                        ----------------------------------------


                          Pall Filtron, Inc.

                          Accepted by:  /s/ CHARLES J. ROBRECHT
                                        ----------------------------------------
                                        Charles J. Robrecht, Pres


                                Date:   9 July 99
                                        ----------------------------------------

                                   EXHIBIT A

                                  THE PRODUCTS

                    All PallSep machines, membranes, systems
                            and components including

                                     PS 10
                                     PS 400
                                     PS 1000
                                     PS 1300
                                     PS 5000
                                     (if and when it becomes available)

                  Membrane Filter Packs and Replacement Parts

                                   EXHIBIT B

                                THE MARKET AREA

Food, Beverage, Dairies, Pharmaceutical, Biotech and Cosmetics Applications including intermediates and wastewaters resulting from their processing.

Specifically included market areas are: Filtration of fluid streams during the production or processing of pharmaceutical, bio-pharmaceutical, cosmetics, food, dairy or beverage products, additives or intermediates for human or animal consumption and or the waste streams resulting from such production or processing and the products themselves. (Drinking water is not included.)

                                   EXHIBIT C

                                   TERRITORY

The territory is the Western Hemisphere (North, Central and South America).

                                   EXHIBIT D

                                   PRICE LIST

SEE ATTACHED 1999 PRICE LIST DATED FEBRUARY 3, 1999 AND JUNE 7, 1999

                     Pall Corporation PallSep Sales Manual
               ALL INFORMATION CONTAINED IS COMPANY CONFIDENTIAL


3.   PS1000 Pricing

                    PallSep System Pricing - PS1000 Machines

NOT FOR REPLACEMENT MEMBRANES OR INDIVIDUAL COMPONENTS

Description                     Part Number              List Price
Section A
PS1000 Machine                    VMFPS1000                  85,000

Section B
Lo P, Ind, Auto,                     NA                     163,000
Lo P, Ind, Semi-auto                 NA                     129,000
Lo P, Ind, Manual                    NA                      85,000
Lo P, "San", Auto                    NA                     195,000
Lo P, "San", Semi-auto               NA                     174,000
Hi P, Ind, Auto                      NA                     194,000
Hi P, Ind, Semi-auto                 NA                     158,000
Hi P, Ind, Manual                    NA                     114,000

Section C
250 stack, UNIPLATE
1.Ou PTFE                      VM{}H250F00100U               74,000
0.4Su PTFE                     VM{}H250F0045U                74,000
0.2u Super                     VM{}H250S0020U                85,000
0.03u Super                    VM{}H250S0003U                85,000
Pall NF                        VM{}H250N0055U                96,500

FOR "{}":
use P for antibiotics, beer, & wine
use C for corn syrups, gluten, lysine, xanthan, & wastewater

Note: Pricing for a PallSep system must always include 1 item from each section (A, B, & C)
Example:
Manual PS1000, 0.45u             "A" + "B" + "C" =       Price
List Price                   85,000+85,000+74,000=          244,000


                                    06/07/99

                     Pall Corporation PallSep Sales Manual
               ALL INFORMATION CONTAINED IS COMPANY CONFIDENTIAL

4. PS400 Pricing

--------------------------------------------------------------------------------
Section A
--------------------------------------------------------------------------------
PS400 Machine                           VMFPS400U                        70,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section B: Skid                         NA                              155,000
--------------------------------------------------------------------------------
Low Pressure, Auto                      NA                              120,000
--------------------------------------------------------------------------------
Low Pressure, Semi-auto                 NA                               74,000
--------------------------------------------------------------------------------
Low Pressure, Manual                    NA                              182,000
--------------------------------------------------------------------------------
High Pressure, Auto                     NA                              146,000
--------------------------------------------------------------------------------
High Pressure, Semi-auto                NA                               94,000
--------------------------------------------------------------------------------
High Pressure, Manual
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section C: Membranes
--------------------------------------------------------------------------------
10 stack, UNIPLATE
--------------------------------------------------------------------------------
1.0u PTFE                               VM{}H010F00100U                  29,000
--------------------------------------------------------------------------------
0.45u PTFE                              VM{}H010F0045U                   29,000
--------------------------------------------------------------------------------
0.2u Supor                              VM{}H010S0020U                   29,000
--------------------------------------------------------------------------------
0.03u Supor                             VM{}H010S0003U                   29,000
--------------------------------------------------------------------------------
Pall NF                                 VM{}H010N0055U                   29,000
--------------------------------------------------------------------------------
100 stack UNIPLATE
--------------------------------------------------------------------------------
1.0u PTFE                               VM{}H100F00100U                  45,000
--------------------------------------------------------------------------------
0.45u PTFE                              VM{}H100F0045U                   45,000
--------------------------------------------------------------------------------
0.2u Supor                              VM{}H100S0020U                   49,000
--------------------------------------------------------------------------------
0.03u Supor                             VM{}H100S0003U                   49,000
--------------------------------------------------------------------------------
Pall NF                                 VM{}H100N0055U                   60,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOR "[ ]":

use P for antibiotics, beer, & wine

use C for corn syrups, gluten, lysine, xanthan, & wastewater

Note: Pricing for a PallSep system must always include 1 item from
each section                                            (A, B & C)

EXAMPLE:

Manual PS1000, 4.45u            "A" + "B" + "C" = Price

List Price                 85,000+85,000+74,000 + 244,000

                     Pall Corporation PallSep Sales Manual
               ALL INFORMATION CONTAINED IS COMPANY CONFIDENTIAL

4.  PS10 Pricing

PallSep System Pricing - PS10 Machines
--------------------------------------------------------------------------------
NOT FOR REPLACEMENT MEMBRANES OR INDIVIDUAL COMPONENTS
--------------------------------------------------------------------------------
Description                        Part Number              List Price
-----------                        -----------              ----------
Section A
--------------------------------------------------------------------------------
PS10 Machine                       VMFPS10                  23,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section B: Skid
--------------------------------------------------------------------------------
Industrial                            NA                    17,000
--------------------------------------------------------------------------------
"Sanitary"                            NA                    33,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section C: Membranes
--------------------------------------------------------------------------------
10 stack
--------------------------------------------------------------------------------
1.0u PTFE                          VMX001F0100               1,000
--------------------------------------------------------------------------------
0.45u PTFE                         VMX001F0045               1,000
--------------------------------------------------------------------------------
0.2u Supor                         VMX001S0020               1,000
--------------------------------------------------------------------------------
0.03u Supor                        VMX001S0003               1,000
--------------------------------------------------------------------------------
SPACER SET                          VMFS002                    inc
--------------------------------------------------------------------------------
GASKET SET                          VMFG002                    inc
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Pricing for PallSep system must always include 1 item from
--------------------------------------------------------------------------------
                                                        each section (A, B, & C)
--------------------------------------------------------------------------------
Example:
--------------------------------------------------------------------------------
Manual PS1000, 0.45u                  "A"                      "B"
--------------------------------------------------------------------------------
List Price                               85,000             85,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                               E X H I B I T   E

                         BRODY SPECIAL PROJECTS COMPANY

                            CUSTOMER PROTECTION FORM

The purpose of this documentation is to protect your efforts in selling products for Brody Special Projects Company. This form is to be submitted to the Sales Manager at BSPC. It is to your advantage to return this form immediately after your sales call. Return the form to:

                             Brody Special Projects
                             4825 S. 6200 W.
                             West Valley, Utah 84118
                                     or
                             Fax 1-800-588-2436

DATE: ______________________            YOUR NAME: _____________________________

COMPANY NAME: __________________________________________________________________

CONTACT NAME/TITLE: ____________________________________________________________

LOCATION: ______________________________________________________________________

ANTICIPATED APPLICATION: _______________________________________________________

                            CATEGORIES OF PROTECTION

1.   Customer has seen the video tape/brochure presentation. [ ]

2.   Customer has sent samples for testing. [ ]

3.   Customer has agreed to plant test. [ ]

4.   Customer has agreed to or has purchased a series "I" unit. [ ]

Protection: 1 or 2 Protects you for 6 months. 3 Protects you for 1 year.

Note: Protection is application specific. If there are more applications within the location or within the company be sure to qualify them.


                         Brody Special Projects Company